Exhibit 99.1

Blue Owl Credit Income Corp. (“OCIC”, “the Fund”) July 2026 Shareholder Update Dear valued shareholder, OCIC was designed to provide shareholders with consistent monthly income and attractive risk-adjusted returns, at a premium to public credit across market environments. We believe OCIC has delivered on those goals since inception, supported by Blue Owl’s decade-long experience in direct lending. Our advantages and differentiators include a 140-person investment team, sourcing driven by scale and incumbency, and disciplined approach to portfolio construction and management. OCIC Class I has delivered a strong 2.5% total return for shareholders over the past three months.1 Since inception in March 2021, OCIC Class I has OCIC Class I’s 9.2% annualized total return has outperformed public credit since inception1 generated an annualized total return of 9.2%, meaningfully outperforming public credit indices.1,2,3,4 +325bps vs. leveraged loans2 OCIC’s Board has declared monthly distributions of $0.0701 per share, 5 +476bps vs. high yield3 payable through August 2026. The stability of our distributions is supported by the portfolio’s earnings power and steady rate expectations. OCIC Class +910bps vs. traditional bonds4 I delivered a 9.2% annualized total distribution rate, as of May 31, 2026.5 Credit quality remained resilient with no new non-accruals in the first quarter of 2026, supported by strong fundamentals and borrower health.6 As of March 31, 2026, OCIC had low non-accruals at 0.2% of fair value.6 Since inception, OCIC has only lost an average of 14 cents per year for every $100 it has invested, compared to 24 cents of net credit losses for the senior secured middle market loan index over the closest comparable period.7,8 OCIC’s portfolio companies also continue to perform well, with year-over-year organic growth of mid-to-high single-digits in revenue and EBITDA.9 These are predominantly large, market leading companies across non-cyclical sectors, backed by well-resourced sponsors, with weighted-average of $1.2 billion in revenue and $293 million in EBITDA.9,10 In the second quarter of 2026, tender activity remained elevated across the non-traded BDC industry. We were encouraged to see OCIC’s modestly lower quarter-over-quarter tender requests broadly across channels and geographies. We believe OCIC’s strong performance over the past three months has reflected the quality of portfolio fundamentals and contributed to improved investor sentiment. In the second quarter of 2026, OCIC received an estimated total repurchase request of 18.8%11 of shares outstanding as of March 31, 2026, down from 21.9% last quarter. The second quarter tender demand was $3.6 billion compared to the first quarter amount of $4.2 billion, which represents a quarter-over quarter decline of 14%, or $0.6 billion. OCIC will fulfill its 5% tender offer on a pro rata basis12, approximately 27% of total shares tendered, in accordance with its fund structure and our commitment to balancing the interests of both tendering and remaining shareholders. For repeat tendering shareholders, we continue to make progress on fulfilling their tender requests, providing over $1.9 billion of liquidity through share repurchases over the past two quarters that represent over 43% of their original tender requests.11,13 In addition, OCIC has received year-to-date total capital inflows of approximately $1.2 billion14, which includes roughly $790 million in subscriptions through the June 1st close and an estimated $380 million from the dividend reinvestment plan. Consistent with the prior quarter, shareholder retention remained strong, with approximately 90% of our 90,000 shareholders remaining invested in OCIC.15 Notably, the tendering shareholder base remained largely unchanged with limited new participation.15 As of May 31, 2026, OCIC had $11.6 billion in liquidity16, which is roughly 12 times the size of the current $958 million tender offer. OCIC does not need to sell a single private loan to satisfy the tender offer. Our portfolio also receives ordinary-course quarterly repayments, which are typically 6-8% of total assets, while our quarterly tender offers are 5% of net assets.17 Year-to-date, OCIC has received $2.7 billion in ordinary-course portfolio repayments that represent approximately 1.4x coverage of share repurchases, highlighting the thoughtful alignment between the portfolio’s natural liquidity generation and the Fund’s designed liquidity framework. Following payment of the tender offer, we believe OCIC has ample dry powder to capitalize on today’s improved market environment where we are seeing wider spreads that can be accretive to the portfolio. As of May 31, 2026, OCIC supports deployment activity by operating at a net leverage of 0.84x debt-to-equity, below its target range of 0.90x to 1.25x. When other managers pull back, disciplined lenders with capital can gain ground. As a scaled and disciplined lender, we believe we are well-positioned to capture these dynamics through selective new deployments and by supporting existing borrowers that continue to grow with upsizing and add-on financings. Looking ahead, the Federal Reserve has updated its 2026 rate outlook to include potential increases by year-end if inflation persists, which would further support portfolio yields.18 We are grateful for your continued trust and remain focused on creating meaningful value for you. Craig W. Packer Logan Nicholson Head of Credit & Co-President of Blue Owl Capital Diversified Lending Portfolio Manager & President of OCIC 1 FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.

Footnotes 1. As of May 31, 2026. Past performance is not a guarantee of future results. Returns are compounded monthly. Total return is calculated as the change in monthly NAV (assuming any dividends and distributions, net of shareholder servicing fees, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV. Returns greater than one year are annualized. Returns reflect reinvestments of distributions and the deduction of ongoing expenses that are borne by investors, such as management fees, incentive fees, servicing fees, interest expense, offering costs, professional fees, director fees and other general and administrative expenses. An investment in the Company is subject to a maximum upfront sales load (Class S: 3.5%, Class D: 1.5%, Class I: No sales load) which will reduce the amount of capital available for investment. Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. Total returns based on the max upfront fee load for an investor starting at the inception of the respective share class, which for Class S is April 1, 2021 and for Class D and Class I are March 1, 2021. Class I does not have upfront fees. Class S (With Max Sales Load): -2.71% (1-mo), -1.23% (3-mo), -2.12% (YTD), 2.12% (1-yr), 8.13% (3-yr), 7.60% (5-yr), 7.59% (ITD) Class S (No Sales Load): 0.70% (1-mo), 2.22% (3-mo), 1.31% (YTD), 5.69% (1-yr), 9.38% (3-yr), 8.34% (5-yr), 8.31% (ITD) Class D (With Max Sales Load): -0.74% (1-mo), 0.86% (3-mo), 0.06% (YTD), 4.74% (1-yr), 9.47% (3-yr), 8.70% (5-yr), 8.62% (ITD) Class D (No Sales Load): 0.75% (1-mo), 2.37% (3-mo), 1.56%(YTD), 6.32% (1-yr), 10.02% (3-yr), 9.03% (5-yr), 8.93% (ITD) Class I (No Sales Load): 0.77% (1-mo), 2.54% (3-mo), 1.77% (YTD), 6.57% (1-yr), 10.27% (3-yr), 9.31% (5-yr), 9.23% (ITD) 2. Source: Bloomberg. Indices listed do not represent benchmarks for the funds but allow for comparison of a fund’s performance to an Index. An investor cannot invest directly in an index. Index performance does not reflect fees and expenses. Leveraged Loans represented by Morningstar LSTA U.S. Leveraged Loan Index. 3. Source: Bloomberg. Indices listed do not represent benchmarks for the funds but allow for comparison of a fund’s performance to an Index. An investor cannot invest directly in an index. Index performance does not reflect fees and expenses. High Yield represented by the Bloomberg U.S. Corporate High Yield Index. 4. Source: Bloomberg. Indices listed do not represent benchmarks for the funds but allow for comparison of a fund’s performance to an Index. An investor cannot invest directly in an index. Index performance does not reflect fees and expenses. Traditional Bonds represented by Bloomberg U.S. Aggregate Bond Index. 5. As of May 31, 2026. Distribution payments are not guaranteed. Blue Owl Credit Income Corp. may pay distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and advances or the deferral of fees and expense reimbursements. The annualized distribution rate shown is calculated by multiplying the sum of the last three base distributions per share paid and special distribution per share paid by four, and dividing the result by the NAV per share of the month preceding the relevant three month period. Excluding special dividends, the Fund declared an annualized distribution amount of $0.76 per share for Class S, $0.82 per share for Class D, and $0.84 per share for Class I, resulting in annualized distribution rates of 8.39% for Class S shares, 8.97% for Class D shares, and 9.19% for Class I shares based on the last reported NAV. The annualized distribution rate shown may be rounded and is net of applicable servicing fees (Class S: 0.85%, Class D: 0.25%, Class I: No servicing fee). The payment of future distributions is subject to the discretion of OCIC’s board of directors and applicable legal restrictions, therefore there can be no assurance as to the amount or timing of any such future distributions. Distributions are not guaranteed. Up to 100% of distributions have been funded and may continue to be funded by the reimbursement of certain expenses that are subject to repayment to the Adviser of OCIC. Such waivers and reimbursements by the Adviser may not continue in the future. No distributions paid were classified as a return of capital for the quarter ending March 31, 2026. For further information, please see our SEC filings at www.sec.gov. 6. As of March 31, 2026. Non-accrual rate represents the fair value of investments on non-accrual status divided by the fair value of the total portfolio. Loans are generally placed on non-accrual when there is reasonable doubt that principal or interest will be collected in full, at which time accrued interest is typically reversed. Loans may return to accrual status when amounts are brought current and are expected to remain current, subject to management judgment. 7. As of March 31, 2026. Average annual net gain/loss rate is calculated by averaging the ‘annual total net realized gain/loss rate’ since the Fund’s inception through 1Q26. ‘Annual total net realized gain/loss rate’ is defined as the total net realized gain or loss for a given year, divided by the average quarterly investments at amortized cost for that year. Results are calculated at the portfolio level and do not reflect the deduction of management fees, incentive fees, financing costs, or expenses. This metric reflects realized activity only and does not include unrealized gains or losses; it is not a measure of total return. 8. Source: Cliffwater Direct Lending Index, “Quarterly Return History”, March 2026. Indices listed do not represent benchmarks for the funds but allow for comparison of a fund’s performance to an Index. An investor cannot invest directly in an index. Index performance does not reflect fees and expenses. Industry benchmark represented by CDLI-S. Cliffwater only produces data on a quarterly basis so the index begins March 31, 2021, as the closest time period to OCIC’s inception date of March 1, 2021. 9. As of March 31, 2026. Based on the fair value of the portfolio as reported in the first quarter 2026 financial statements, and reflects first-lien and second-lien loans, which represent 91.9% of the total debt portfolio based on fair value. Excludes certain investments that fall outside of our typical borrower profile. Borrower financials are derived from the most recently available portfolio company financial statements, have not been independently verified by Blue Owl, and may reflect a normalized or adjusted amount. Accordingly, Blue Owl makes no representation or warranty in respect of this information. 10. As of March 31, 2026. Percentage backed by private equity sponsors is based on fair value of portfolio reported in 1Q26 financials. 11. The preliminary tender request results included herein are based on preliminary information, are subject to adjustment and should not be regarded as final. OCIC expects to announce the final results of its tender offer at a later date. 12. Pursuant to the terms of the tender offer. 13. In Q1’26, OCIC shareholders validly tendered 21.9% of 12/31/25 aggregate shares outstanding and OCIC fulfilled 5% on a pro rata basis, representing 22.8% of each shareholder’s tender request. In Q2’26, OCIC shareholders tendered approximately 18.8% of 3/31/26 aggregate shares outstanding and OCIC fulfilled 5% on a pro rata basis, representing approximately 27% of each shareholder’s tender request. In aggregate, a shareholder who participated in both quarterly tender offers would have received the first-quarter fill rate plus the second-quarter fill rate on any shares resubmitted from the first-quarter tender offer. 14. Capital inflows includes monthly subscriptions through June 1, 2026 and estimated DRIP proceeds for the second quarter of 2026. 15. All shareholder-level statistics reflect OCIC shareholders only. Does not include underlying shareholders in feeder funds that invest in OCIC. 16. Liquidity is calculated as the sum of cash, available debt, Level 2 assets, and unsettled trades. “Available debt” represents total borrowing capacity (committed debt minus outstanding debt), and is not subject to borrow base restrictions. 17. Tender offers are subject to board approval. Index 18. Source: Federal definitions Reserve, “Federal Reserve Issues FOMC Statement”, June 2026. Cliffwater Direct Lending Index – Senior (“CDLI-S”) is comprised primarily of senior and unitranche loans held within BDCs and was created to address the comparative performance of senior middle market loans and the entire universe of middle market loans represented by CDLI. Bloomberg U.S. Aggregate Bond index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset backed securities and commercial mortgage-backed securities. Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. 2 Morningstar LSTA U.S. Leveraged Loan Index is designed to reflect the market-weighted performance of U.S. institutional leveraged loans. FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.

Summary of risk factors An investment in Blue Owl Credit Income Corp. (“OCIC”) is speculative and involves a high degree of risk, including the risk of a substantial loss of investment, as well as substantial fees and costs, all of which can impact an investor’s return. The following are some of the risks involved in an investment in OCIC’s common shares; however, an investor should carefully consider the fees and expenses and information found in the “Risk Factors” section of the OCIC prospectus before deciding to invest: • You should not expect to be able to sell your shares regardless of how OCIC performs. • If you are able to sell your shares, you likely will receive less than your purchase price. • OCIC does not intend to list its shares on any securities exchange and does not expect a secondary market in its shares to develop. • OCIC has implemented a share repurchase program pursuant to which it intends to conduct quarterly repurchases of a limited number of outstanding shares of its common stock. OCIC’s board of directors has complete discretion to determine whether OCIC will engage in any share repurchase, and if so, the terms of such repurchase. OCIC’s share repurchase program will include numerous restrictions that limit your ability to sell your shares. As a result, share repurchases may not be available each month. While OCIC intends to continue to conduct quarterly tender offers as described above, it is not required to do so and may suspend or terminate the share repurchase program at any time. • You should consider that you may not have access to the money you invest for an indefinite period of time. • The incentive fees payable by OCIC to Blue Owl Credit Advisors LLC (the “Adviser”) may create an incentive for the Adviser to pursue investments that are riskier or more speculative than would be the case in the absence of such compensation arrangement. • An investment in shares of OCIC’s common stock is not suitable for you if you need access to the money you invest. • Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn. • Distributions on OCIC’s common stock may exceed OCIC’s taxable earnings and profits. Therefore, portions of the distributions that OCIC pays may represent a return of capital to you for U.S. federal tax purposes. A return of capital is a return of a portion of your original investment in shares of OCIC‘s common stock. As a result, a return of capital will (i) lower your adjusted tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds OCIC has for investment in portfolio companies. OCIC has not established any limit on the extent to which it may use offering proceeds to fund distributions. • Distributions are not guaranteed. Distributions also may be funded in significant part, directly or indirectly, from (i) the waiver of certain investment advisory fees, that will not be subject to repayment to the Adviser and/or (ii) the deferral of certain investment advisory fees that may be subject to repayment to the Adviser and/or (iii) the reimbursement of certain operating expenses, that will be subject to repayment to the Adviser and its affiliates. Significant portions of distributions may not be based on investment performance. In the event distributions are funded from waivers and/or deferrals of fees and reimbursements by OCIC’s affiliates, such funding may not continue in the future. If OCIC’s affiliates do not agree to reimburse certain of its operating expenses or waive certain of their advisory fees, then significant portions of OCIC’s distributions may come from sources other than cash flows from operations. The repayment of any amounts owed to OCIC’s affiliates will reduce future distributions to which you would otherwise be entitled. • As required by the Investment Company Act of 1940, as amended (the “1940 Act”), a significant portion of OCIC’s investment portfolio is and will be recorded at fair value as determined in good faith by the Adviser, under the supervision of OCIC’s board of directors, pursuant to Rule 2a-5 under the 1940 Act. As a result, there is and will be uncertainty as to the value of OCIC’s portfolio investments. • If a subscription request, including the full subscription amount, is not received in good order at least five business days prior to the first day of the month, the investor may not be eligible to purchase securities during that month’s offering. Accordingly, if the subscription is not withdrawn, such investor will not know the net asset value per share • The payment of fees and expenses will reduce the funds available for investment, the net income generated, the funds available for distribution and the book value of the common shares. In addition, the fees and expenses paid will require investors to achieve a higher total net return in order to recover their initial investment. Please see OCIC’s prospectus for details regarding its fees and expenses. • OCIC invests in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. • The Adviser and its affiliates face a number of conflicts with respect to OCIC. Currently, the Adviser and Its affiliates manage other investment entities, including Blue Owl Capital Corporation and Owl Blue Owl Capital Corporation II, and are not prohibited from raising money for and managing future investment entities that make the same types of investments as those OCIC targets. As a result, the time and resources that the Adviser devotes to OCIC may be diverted. In addition, OCIC may compete with any such investment entity also managed by the Adviser for the same investors and investment opportunities. Furthermore, the Adviser may face conflicts of interest with respect to services it may perform for companies in which OCIC invests as it may receive fees in connection with such services that may not be shared with OCIC. • The information provided above is not directed at any particular investor or category of investors and is provided solely as general information about Blue Owl Capital Inc.’s products and services to regulated financial intermediaries and to otherwise provide general Investment education. No information contained herein should be regarded as a suggestion to engage in or refrain from any investment-related course of action as Blue Owl Securities LLC, its affiliates, and OCIC are not undertaking to provide Impartial investment advice, act as an impartial adviser, or give advice in a fiduciary capacity with respect to the materials presented herein. 3 FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.

Important Information Unless otherwise noted the report date referenced herein is as of July 2, 2026. Past performance is not a guarantee of future results. Assets Under Management (“AUM”) refers to the assets that we manage and is generally equal to the sum of (i) net asset value (“NAV”); (ii) drawn and undrawn debt; (iii) uncalled capital commitments; (iv) total managed assets for certain Credit and Real Assets products; and (v) par value of collateral for collateralized loan obligations (“CLOs”) and other securitizations. The material presented is proprietary information regarding Blue Owl Capital Inc. (“Blue Owl”), its affiliates and investment program, funds sponsored by Blue Owl, including the Blue Owl Credit, Real Assets, and the GP Strategic Capital Funds (collectively the “Blue Owl Funds”) as well as investment held by the Blue Owl Funds. An investment in the Fund or other investment vehicle entails a high degree of risk. Investors should consider all of the risk factors set forth in the “Certain Risk Factors and Actual and Potential Conflicts of Interest” of the Prospectus, each of which could have an adverse effect on the Fund or other investment vehicle and on the value of Interests. An investment in the Fund or other investment vehicle is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity associated with an investment in the Fund or other investment vehicle. Investors in the Fund or other investment vehicle must be prepared to bear such risks for an indefinite period of time. There will be restrictions on transferring interests in the Fund or other investment vehicle, and the investment performance of the Fund or other investment vehicle may be volatile. Investors must be prepared to hold their interests in the Fund or other investment vehicle until its dissolution and should have the financial ability and willingness to accept the risk characteristics of the Fund’s or other investment vehicle’s investments. There can be no assurances or guarantees that the Fund’s or other investment vehicles investment objectives will be realized that the Fund’s or other investment vehicle investment strategy will prove successful or that investors will not lose all or a portion of their investment in the Fund. Furthermore, investors should not construe the performance of any predecessor funds or other investment vehicle as providing any assurances or predictive value regarding future performance of the Fund. The views expressed and, except as otherwise indicated, the information provided are as of the report date and are subject to change, update, revision, verification, and amendment, materially or otherwise, without notice, as market or other conditions change. Since these conditions can change frequently, there can be no assurance that the trends described herein will continue or that any forecasts are accurate. In addition, certain of the statements contained in this material may be statements of future expectations and other forward-looking statements that are based on the current views and assumptions and involve known and unknown risks and uncertainties (including those discussed below) that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. These statements may be forward-looking by reason of context or identified by words such as “may, will, should, expects, plans, intends, anticipates, believes, estimates, predicts, potential or continue” and other similar expressions. Neither Blue Owl, its affiliates, nor any of Blue Owl’s or its affiliates’ respective advisers, members, directors, officers, partners, agents, representatives or employees or any other person (collectively the “Blue Owl Entities”) is under any obligation to update or keep current the information contained in this document. This material contains information from third party sources which Blue Owl has not verified. No representation or warranty, express or implied, is given by or on behalf of the Blue Owl Entities as to the accuracy, fairness, correctness or completeness of the information or opinions contained in this material and no liability whatsoever (in negligence or otherwise) is accepted by the Blue Owl Entities for any loss howsoever arising, directly or indirectly, from any use of this material or its contents, or otherwise arising in connection therewith. All investments are subject to risk, including the loss of the principal amount invested. These risks may include limited operating history, uncertain distributions, inconsistent valuation of the portfolio, changing interest rates, leveraging of assets, reliance on the investment advisor, potential conflicts of interest, payment of substantial fees to the investment advisor and the dealer manager, potential illiquidity, and liquidation at more or less than the original amount invested. Diversification will not guarantee profitability or protection against loss. Performance may be volatile, and the NAV may fluctuate. Performance Information: Where performance returns have been included in this material, OCIC has included herein important information relating to the calculation of these returns as well as other pertinent performance related definitions. OCIC intends to sell its shares at a net offering price that we believe reflects the net asset value per share as determined in accordance with the Fund’s share pricing policy. This material is for informational purposes only and is not an offer or a solicitation to sell or subscribe for any fund or other investment vehicle and does not constitute investment, legal, regulatory, business, tax, financial, accounting, or other advice or a recommendation regarding any securities of Blue Owl, of any fund or investment vehicle managed by Blue Owl, or of any other issuer of securities. Only a definitive offering document (i.e.: Prospectus or Private Placement Memorandum or other offering material) can make such an offer. Within the United States and Canada, securities are offered through Blue Owl Securities LLC, member of FINRA/SIPC, as Dealer Manager. Copyright© Blue Owl Capital Inc. 2026. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Blue Owl. It is delivered on an “as is” basis without warranty or liability by accepting the information, you agree to abide by all applicable copyright and other laws, as well as any additional copyright notices or restrictions contained in the information. 4 FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.

8740334.8 OCIC-LETTER-JUL26 FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.